Dear Shareholder:

The Victory Variable Insurance Funds Prospectus is being revised to reflect a change in the expenses applicable to Class A Shares of the Diversified Stock Fund (not including the charges related to either the separate accounts or the contracts) as described in the Fund’s Risk/Return Summary under the heading “Fund Expenses”:

THE VICTORY VARIABLE INSURANCE FUNDS

Diversified Stock Fund

Supplement dated January 2, 2008

To the Prospectus dated April 16, 2007

The following modifies the information on page 4 of the Prospectus describing the expenses applicable to Class A share of the Diversified Stock Fund.

Fund Expenses

Annual Fund Operating Expenses (deducted from Fund assets)	Class A
Management Fees	0.30%
Distribution (12b-1) Fees	0.25%
Other Expenses(1) (includes a contract owner’s administrative service fee of 0.25%)	0.69%
Total Fund Operating Expenses	1.24	%(2)

(1)In addition to any voluntary or contractual fee waivers or expense reimbursements by the Adviser to limit the Fund’s total operating expenses, any of the Fund’s other service providers may voluntarily waive its fees or reimburse expenses, as permitted by law, in order to reduce the Fund’s total operating expenses.

(2)Effective January 1, 2008, the Adviser intends to voluntarily waive its fees and/or reimburse expenses so that the net operating expenses (excluding certain items) of the Class A shares of the Fund for any period during which this waiver or reimbursement is in effect does not exceed 1.20%. This voluntary waiver/reimbursement may be terminated at any time.

EXAMPLE:  The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$126	$393	$681	$1,500

Please keep this supplement with your Prospectus.

For more information, please call the Victory Funds at 800-539-3863.

VF-VVIDSF-SUP1

STATEMENT OF ADDITIONAL INFORMATION

THE VICTORY VARIABLE INSURANCE FUNDS

Diversified Stock Fund

Supplement dated January 2, 2008 to the

Statement of Additional Information (“SAI”) dated April 16, 2007

Due to her resignation, effective December 31, 2007, Ms. Frankie D. Hughes is no longer a Trustee of the Trust.

The following modifies the section of the SAI entitled “Trustees and Officers,” which begins on page 20:

TRUSTEES AND OFFICERS

Board of Trustees.

Overall responsibility for management of the Trust rests with the Board.  The Trust is managed by the Board, in accordance with the laws of the State of Delaware.  As a result of Mr. Noall’s death in March 2007 and the resignation of Ms. Hughes, effective December 31, 2007, the Board currently has two vacancies and eight Trustees, none of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act (“Independent Trustees”).  The Trustees, in turn, elect the officers of the Trust to supervise actively its day-to-day operations.

VVI-SAI-SUP3